EXHIBIT 99.1
                                                                    ------------

                              MACROCHEM CORPORATION
                                  BALANCE SHEET
                                   (Unaudited)

                                                                                 Pro-forma *          Adjusted
                                                           August 31, 2003       Adjustment       August 31, 2003
                                                           ---------------      ------------      ---------------
                                                   ASSETS
Current assets:
   Cash and cash equivalents                               $    1,054,862       $  3,026,625      $    4,081,487
   Short-term investments                                       5,158,651                  -           5,158,651
   Accounts receivable                                             11,571                  -              11,571
   Receivable due from related party                               23,884                  -              23,884
   Prepaid expenses and other current assets                      408,938                  -             408,938
                                                           --------------       ------------      --------------
      Total Current Assets                                      6,657,906          3,026,625           9,684,531


Property & equipment, net                                         272,285                  -             272,285

Other assets:
   Patents, net                                                   632,795                  -             632,795
   Deposits                                                        29,193                  -              29,193
                                                           --------------       ------------      --------------
      Total other assets                                          661,987                  -             661,987

                                                           --------------       ------------      --------------
Total assets                                               $    7,592,178       $  3,026,625          10,618,803
                                                           ==============       ============      ==============

                                                LIABILITIES

Current liabilities:
   Accounts payable                                        $      167,606                  -      $      167,606
   Accrued expenses and other liabilities                         304,222                  -             304,222
   Deferred compensation and related accrued interest                   -                  -                   -
                                                           --------------       ------------      --------------
      Total current liabilities                                   471,828                  -             471,828

Deferred rent                                                      39,839                  -              39,839
Deferred revenue                                                        -                  -                   -
                                                           --------------       ------------      --------------
Total liabilities                                                 511,667                  -             511,667

Commitments and contingencies

                                            STOCKHOLDERS' EQUITY

Preferred stock                                            $            -       $          -      $            -
Common stock, $.01 par value, 60,000,000 shares
  authorized; 28,390,654 and 28,163,054 shares issued
  at August 31, 2003 and December 31, 2002, respectively
  (after offering issued of 32,944,335)                           283,907             45,537             329,444
Additional paid-in capital                                     72,887,815          2,981,088          75,868,903
Unearned compensation                                                   -                  -                   -
Accumulated deficit                                          (65,641,176)                  -        (65,641,176)
Less cost of treasury stock (142,002 and 185,264
  shares at August 31, 2003 and December 31, 2002,
  respectively)                                                 (450,035)                  -           (450,035)
                                                           --------------       ------------      --------------
Total stockholders' equity                                      7,080,511          3,026,625          10,107,136

                                                           --------------       ------------      --------------
Total liabilities and stockholders' equity                 $    7,592,178       $  3,026,625      $   10,618,803
                                                           ==============       ============      ==============

* Sale of 4,553,681 common shares at $0.71292 for gross proceeds of $3,246,410,less agent fee of $194,500 and legal fees of $25,000 for net proceeds of approximately $3,027,000, closed 9/10/03.